UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2014

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34470 (Commission File Number)	20-5001120 (I.R.S. Employer Identification No.)

	600 West Chicago Avenue Suite 725 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

(800) 354-7993

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c)                On July 25, 2014, the Board of Directors of Echo Global Logistics, Inc. (the “Company”) appointed David B. Menzel, 51, as the Company’s President effective immediately.  Mr. Menzel remains the Company’s Chief Operating Officer, a position he has held since October 7, 2013.  From April 2008 until his appointment as Chief Operating Officer, Mr. Menzel served as the Company’s Chief Financial Officer.  Mr. Menzel holds a bachelor’s degree in Accounting and a Masters of Accountancy from Florida State University.  Douglas R. Waggoner remains the Company’s Chief Executive Officer and previously held the title of President.  A copy of the press release announcing the appointment of Mr. Menzel is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: July 31, 2014	By:	/s/ Kyle Sauers
	Name:	Kyler Sauers
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 31, 2014.